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                                                                     EXHIBIT 1.1


                           ESSEX PROPERTY TRUST, INC.

                            (a Maryland corporation)

                                  Common Stock

                               PURCHASE AGREEMENT

                                 March 31, 1997

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
North Tower
World Financial Center
New York, New York  10281

Dear Sirs:

                 Essex Property Trust, Inc., a Maryland corporation (the "Company"), hereby confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter" or "Merrill Lynch"), with respect to the sale by the Company and the purchase by the Underwriter of 2,000,000 shares of common stock of the Company, par value $0.0001 per share (the "Common Stock"). The aforesaid 2,000,000 shares of Common Stock to be purchased by the Underwriter are collectively hereinafter called the "Securities."

                 Prior to the purchase and public offering of the Securities by the Underwriter, the Company and the Underwriter shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Company and the Underwriter, and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

                 The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-21989) for the registration of certain securities under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). The Company will file such additional amendments thereto and such amended or supplemental prospectuses as may hereafter be required prior to the execution of the Pricing Agreement.
Such registration





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statement, as so amended, has been declared effective by the Commission.  Such registration statement (as amended, if applicable) including the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations or Rule 434(d) of the 1933 Act Regulations, is referred to herein as the "Registration Statement"; and the final prospectus and the prospectus supplement relating to the offering of the Securities, in the form first furnished to the Underwriter by the Company for use in connection with the offering of the Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the execution of the Pricing Agreement; and provided, further, that if the Company elects to rely on Rule 434 of the 1933 Act Regulations, all references to the "Prospectus" shall be deemed to include the final prospectus or preliminary prospectus, as the case may be, and the term sheet or abbreviated term sheet (the "term sheet"), as the case may be, in the form first furnished to the Underwriter by the Company in reliance on Rule 434 of the 1933 Act Regulations, and all references in this Purchase Agreement to the date of the Prospectus shall mean the date of the term sheet. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system.

                 All references in this Agreement to the financial statements and schedules and other information that is "contained," "included" or "stated" in the Registration Statement or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to include the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

                 The terms "subsidiary" and "subsidiaries," as used herein, shall mean Essex Portfolio, L.P., a California limited partnership (the "Operating Partnership") and any other corporation, partnership or entity of which the Company has the right or power, directly or indirectly, to elect a majority of the board of directors in the case of a corporation or as to which the Company, directly or indirectly, has a majority economic ownership interest in, in the case of a partnership or entity.

                 The Company understands that the Underwriter proposes to make a public offering of the Securities as soon as it deems advisable after the Pricing Agreement has been executed and delivered.





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                 SECTION 1.  Representations and Warranties.

                          (a)  Each of the Company and the Operating
Partnership represents and warrants, jointly and severally, to the Underwriter as of the date hereof, as of the date of the Pricing Agreement, as of the Closing Time (as defined below) (in each case, a "Representation Date") as follows:

                                  (i)  Compliance with Registration
         Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

                                  At the time the Registration Statement became
         effective and at each Representation Date, the Registration Statement complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at each Representation Date, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used in connection with the offering of the Securities, the Company will comply with the requirements of Rule 434. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement or the Prospectus.

                                  (ii)  Incorporated Documents.  The documents
         incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission (the "Incorporated Documents"), complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the date of the Prospectus and at each Representation Date, will not contain an untrue statement of a material fact or omit to state a material fact required to be





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         stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                  (iii)  Independent Accountants.  The
         accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                                  (iv)  Financial Statements.  The financial
         statements included in the Registration Statement and the Prospectus present fairly the financial position of the respective entity or entities at the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; the supporting schedules included in the Registration Statement present fairly the information required to be stated therein; and the pro forma financial statements included in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X of the Commission and the pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements and the assumptions used in the preparation thereof are, in the opinion of the Company, reasonable.

                                  (v)  No Material Adverse Change in Business.
         Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated or contemplated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or of the Company's properties taken as a whole, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its stock.

                                  (vi)  Good Standing of the Company.  The
         Company has been duly organized and is validly existing as a corporation under, and is in good standing under, the laws of the State of Maryland with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Pricing Agreement; and the Company is duly





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         qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business.

                                  (vii)  Good Standing of Subsidiaries.  Each
         subsidiary of the Company has been duly formed and is validly existing and in good standing under the laws of the jurisdiction of its origin, has the power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified to transact business and will be in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business; except as otherwise stated in the Prospectus, all of the issued and outstanding capital stock or other ownership interests in each such subsidiary have been duly authorized, validly issued, are fully paid and non-assessable and are owned by the entities described in the Prospectus, in each case free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                                  (viii)  Capitalization.  The authorized and
         issued and outstanding shares of all of the classes of the Company's capital stock are as set forth in the Prospectus; the issued and outstanding shares of all the classes of the Company's capital stock have been duly authorized and validly issued and are fully paid and non-assessable; the Securities have been duly authorized for issuance and sale to the Underwriter pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued, fully paid and non-assessable; the Company has duly reserved a sufficient number of shares of Common Stock for issuance upon exchange of outstanding Operating Partnership interests and the conversion of the Company's 8.75% Convertible Preferred Stock, Series 1996A (the "Convertible Preferred Stock"); the shares of Common Stock conform to all statements relating thereto contained in the Prospectus; and, except for the preemptive rights of Tiger/Westbrook Real Estate Fund, L.P. and Tiger/Westbrook Real Estate Co-Investment Partnership, L.P. (collectively, "Tiger/Westbrook") as described in the Prospectus, the issuance of the Securities is not subject to preemptive or other similar rights.

                                  (ix)  Absence of Defaults and Conflicts.
         Neither the Company nor any of its subsidiaries is in violation of its organizational documents, including, as applicable, its charter, bylaws, partnership, trust and joint venture agreements; neither the Company nor any of its subsidiaries is or will be, upon application of the proceeds of the offering described in the Prospectus, in default in the performance or observance of any material duty





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         (including any material obligation, agreement, covenant or condition)
         contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it or any of them is a party or by which it or any of them may be bound, or to which any of their properties or assets is subject which default would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or would, either immediately or with the passage of time, allow any material indebtedness of the Company to be accelerated; and the execution, delivery and performance of this Agreement and the Pricing Agreement, and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encum-brance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, which default would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or would, either immediately or with the passage of time, allow any material indebtedness of the Company to be accelerated, nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any applicable law, administrative regulation or administrative or court decree.

                                  (x)  Due Authorization; Binding Agreement.
         This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Company and the Operating Partnership, as applicable, and constitute a binding agreement of the Company and the Operating Partnership, enforceable against the Company and the Operating Partnership in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and the effect of general principles of equity.

                                  (xi)  Absence of Labor Disputes.  No labor
         dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, which may reasonably be expected to result in a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise.





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                                  (xii)  Absence of Proceedings.  There is no
         action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company, any of its subsidiaries or any of their respective properties, which is required to be disclosed in the Prospectus (other than as disclosed therein), or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or which might materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated by this Agreement; all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective properties or assets is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its subsidiaries required to be filed as exhibits to the Registration Statement by the 1933 Act or the 1933 Act Regulations which have not been so filed.

                                  (xiii)  REIT Status.  The Company has been
         organized and operated in conformity with the requirements for qualification as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), for its taxable years ended December 31, 1994, December 31, 1995 and December 31, 1996, and the Company's present and proposed method of operation will enable it to continue to meet the requirements for qualification as a REIT under the Code.

                                  (xiv)  NYSE Listing.  The shares of Common
         Stock, including the Securities, have been approved for listing on the New York Stock Exchange.

                                  (xv)  Absence of Further Requirements.  No
         authorization, approval, consent or waiver of, or filing, registration or qualification with, or notice to any court or governmental authority or agency or any other person on the part of the Company is required to be made, obtained or given in connection with the execution, delivery and performance of this Agreement and the Pricing Agreement and the offering, issuance or sale of the Securities hereunder, except (i) to the extent such will be made, obtained or given prior to the Closing Time and (ii) such as may be required under the 1933 Act or the 1933 Act Regulations, state securities laws or the National Association of Securities Dealers, Inc.





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                                  (xvi)  Possession of Licenses and Permits.
         The Company and its subsidiaries have complied with all laws applicable to the conduct of their respective businesses and the ownership, use and operation of their respective properties except as would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise.
         The Company and its subsidiaries, directly or indirectly, possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them and proposed to be conducted by them as described in the Prospectus, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                                  (xvii)  Absence of Registration Rights.
         Except as described in the Prospectus, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

                                  (xviii)  Properties.  (A) Except as described
         in the Prospectus, the Company or its subsidiaries has good and marketable title in fee simple to all real property and interests in real property owned by each of them, including, but not limited to, the properties referred to under "Properties" in the Prospectus (collectively, for purposes of this Section 1(a)(xviii), the "Properties"); in each case, such title is free and clear of all liens, encumbrances, claims, security interests and defects of any kind (including, without limitation, options to purchase and rights of first refusal), other than those referred to in the Prospectus or which would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise; (B) all liens, charges, encumbrances, claims, or restrictions on or affecting the Properties which are required to be disclosed in the Prospectus are disclosed therein; (C) neither the Company (nor any of its subsidiaries) nor, to the best of the knowledge of the Company (or any of its subsidiaries), any lessee under a lease relating to any of the Properties is in default under any of the leases relating thereto, and the Company (or any of its subsidiaries) does not know of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except such defaults





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         that would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise; (D) each of the Properties is in compliance with all applicable codes, ordinances, zoning laws and regulations, and neither the Company nor any of its subsidiaries has received a notice of violation of any of the foregoing, except for such failures to comply or violations which would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise; (E) neither the Company nor any of its subsidiaries has any knowledge of any pending or threatened condemnation or zoning change with respect to all or any portion of any of the Properties, or of any other proceeding or action that will affect the size of, use of, improvements on, construction on, or access to all or any portion of any of the Properties, except such proceedings or actions that would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise; (F) the maintenance, service, advertising and other like contracts and agreements with respect to the ownership and operation of Properties other than any property management agreement (the "Service Contracts") are in full force and effect and have been entered into with third parties that are not affiliated with the Company or any of its subsidiaries in the ordinary course of business of the Company and its subsidiaries, as applicable, and are incidental and reasonably related to the ownership and/or operation of their respective Properties and neither the Company nor its subsidiaries is in default under any of the Service Contracts except for such defaults that would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise; (G) all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds Properties are in full force and effect, and neither the Company nor any of its subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease; and (H) there exist no liens, encumbrances, claims, security interests and defects of any kind on the Company's or any subsidiary's ability to collect rents from its Properties, except for such liens, encumbrances, claims, security interests and defects that would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one





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         enterprise, and the Company's collection of such rents is in accordance with all applicable laws, rules and regulations and neither the Company nor any of its subsidiaries has received a notice of violation of any of the foregoing, except for such violations that would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise.

                                  (xix)  Title Insurance.  Each of the
         Operating Partnership and its subsidiaries has title insurance on all of its properties and assets in an amount at least equal to the purchase price of such property, subject only to liens, encumbrances, claims, security interests and defects that customarily encumber comparable properties; such title insurance is in full force and effect; and no notice of cancellation has been received with respect thereto and, to the knowledge of the Company, none is threatened.

                                  (xx)  Mortgages.  The mortgages and deeds of
         trust encumbering the properties and assets described in the Prospectus are not convertible into an equity ownership interest in the Company or any of its subsidiaries (except for mortgages existing on the date hereof encumbering the properties commonly known as the Shores and Bristol Commons) and neither the Company nor any of its subsidiaries holds a participating interest therein and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property not owned or leased by the Company or any of its subsidiaries.

                                  (xxi)  Stabilization.  The Company has not
         taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock.

                                  (xxii)  Investment Company Act.  Neither the
         Company nor any of its subsidiaries is subject to registration as an "investment company" under the Investment Company Act of 1940.

                                  (xxiii)  Environmental Matters.  Except as
         described in the Prospectus and except such violations as would not, singly or in the aggregate, result in a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise or otherwise would require disclosure in the Prospectus, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof including any judicial or administrative order,





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         consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to any Hazardous Materials or the violation of any Environmental Laws.

                                  (xxiv)  Taxes.  (i) The Company has filed
         when due all Federal, state and local returns for "Taxes" (as hereinafter defined) that are required to be filed by it for all taxable periods through and including December 31, 1996; all such returns were prepared in the manner required by applicable law and were true, correct and complete in all material respects; and the Company has paid all Taxes reported as due in such returns, and has paid any other taxes for which it may be liable; (ii) the Company is not in material default in respect of the payment of Taxes levied or assessed against it or any of its assets for all taxable periods through the date hereof, and there are no material liens or claims for Taxes outstanding upon or against or threatened upon or against it or any of its assets (other than liens for Taxes which are not yet due and payable); and (iii) no audit, inquiry, investigation or similar proceeding with respect to Taxes is currently pending or threatened against the Company or any of its assets with respect to which it may be liable for the payment of Taxes, an adverse outcome of which would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company.

                                        As used in the above paragraph, the
         term "Tax" or "Taxes" shall include all United States federal, state, local and foreign taxes, as-





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         sessments or other governmental charges (whether imposed directly or through withholding), including any interest, penalties and additions to taxes applicable thereto.

                          (b)  Any certificate signed by any officer of the
Company in his or her capacity as an officer of the Company and delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

                 SECTION 2.  Sale and Delivery to Underwriter; Closing.

                          (a)  On the basis of the representations and
warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at the price per share set forth in the Pricing Agreement, the Securities.

                          (b)  Payment of the purchase price and delivery of
certificates for the Securities shall be made at the offices of Morrison & Foerster LLP, 755 Page Mill Road, Palo Alto, CA 94304-1018, or at such other place as shall be agreed upon by the Underwriter and the Company, at 10:00 A.M. New York time on the third business day after execution of the Pricing Agreement, or such other time not later than ten business days after such date as shall be agreed upon by the Underwriter and the Company (such time and date of payment and delivery being herein called "Closing Time"). Payment shall be made to the Company by wire transfer payable in same day funds, to the order of the Company. Payment shall be against delivery to the Underwriter for the account of the Underwriter of certificates for the Securities to be purchased. Certificates for the Securities shall be in such denominations and registered in such names as the Underwriter may request in writing at least one full business day before the Closing Time. The certificates for the Securities will be made available for examination and packaging by the Underwriter not later than 10:00 A.M. on the last business day prior to Closing Time.

                 SECTION 3. Covenants. The Company covenants with the Underwriter as follows:

                          (a)  The Company will notify the Underwriter
immediately, and confirm the notice in writing, (i) of the effectiveness of any post-effective amendment to the Registration Statement filed after the date of this Agreement in connection with the offering of the Securities, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order by any state securities administrator suspending the qualification of the Securities in such state or the initiation of any proceedings for that purpose. The Company will make every rea-sonable effort to prevent the issuance of any stop order and, if any stop order or suspension is issued, to obtain the lifting thereof at the earliest possible moment.

                          (b)  The Company will give the Underwriter notice of
its intention to file or prepare any post-effective amendment to the Registration Statement filed after the date of this Agreement in connection with the offering of the Securities or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriter in connection with the offering of the Securities or any term sheet, whether or not such revised prospectus or term sheet is required to be filed pursuant to Rule 424(b) or Rule 434 of the 1933 Act Regulations), will furnish the Underwriter with copies of any such amendment or supplement or term sheet a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or term sheet or use any such prospectus to which the Underwriter or counsel for the Underwriter shall object.

                          (c)  The Company will deliver to the Underwriter one
signed copy of any post-effective amendment to the Registration Statement made in connection with the offering of the Securities (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and will also deliver to the Underwriter a conformed copy of the Registration Statement as originally filed and of each amendment, post-effective amendment or supplement or term sheet thereto (without exhibits).

                          (d)  The Company will furnish to the Underwriter,
from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) and the term sheet, if any, as the Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

                          (e)  If any event shall occur as a result of which it
is necessary, in the reasonable opinion of counsel for the Underwriter, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the 1933 Act or the 1933 Act Regulations, the Company will forthwith amend or supplement the Prospectus (in form and substance reasonably satisfactory to counsel for the Underwriter) so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and will comply with the 1933 Act and the 1933 Act Regulations, and the Company will furnish to the Underwriter a reasonable number of copies of such amendment or supplement.

                          (f)  The Company will endeavor, in cooperation with
the Underwriter, to qualify the Securities for offering and sale under the applicable securities laws and real estate syndication laws of such states and other jurisdictions of the United States as the Underwriter may designate; provided, however, that the Company shall not be obligated to (i) file any general consent to service of process, (ii) qualify as a foreign corporation in any jurisdiction in which it is not so qualified or (iii) take any action that would subject it to income taxation in any such jurisdiction. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of the Pricing Agreement. The Company will inform the Florida Department of Banking and Finance if prior to the completion of the distribution of the Securities by the Underwriter the Company commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba.

                          (g)  The Company will make generally available to its
security holders as soon as practicable, but not later than fifty (50) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule
158) of the Registration Statement.

                          (h)  Immediately following the execution of the
Pricing Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with Rule 434 and Rule 424(b) of the 1933 Act Regulations, copies of the amended Prospectus supplement and term sheet, if any, to the Registration Statement, containing all information so omitted.

                          (i)  The Company will use the net proceeds received
by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

                          (j)  The Company, consistent with the best interests
of its shareholders, will use its best efforts to continue to meet the requirements to qualify as a REIT under the Code.

                          (k)  The Company will file, prior to any
Representation Date, all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

                          (l)  If the Company uses Rule 434 of the 1933 Act
Regulations in connection with the offering of the Securities, it will comply with the requirements of Rule 434 of such regulations.

                          (m)  The Company will comply with all the provisions
of any undertakings contained in the Registration Statement.

                 SECTION 4. Payment of Expenses. The Company shall pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the Registration Statement and any post-effective amendment thereto, (ii) the printing of this Agreement and the Pricing Agreement, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriter, including the payment of any stock transfer taxes, stamp duties and similar taxes, if any, payable upon the issuance of any Securities and the sale of the Securities to the Underwriter,
(iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification of the Securities under securities and real estate syndication laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the fees and disbursements of counsel in connection therewith and in connection with the preparation of any Blue Sky Survey and any Legal Investment Survey, (vi) the printing and delivery to the Underwriter of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus supplement, and of the Prospectus and any amendments or supplements thereto, (vii) the printing and delivery to the Underwriter of copies of any Blue Sky Survey and any Legal Investment Survey, (viii) the fees of the National Association of Securities Dealers, Inc., and (ix) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange; provided, however that the Company shall have no obligation to reimburse the Underwriter for (i) fees, disbursements and out-of-pocket expenses of legal counsel to the Underwriter if the offering, as contemplated hereby, closes, or (ii) expenses in connection with the offering, as contemplated hereby, (other than legal fees and disbursements as aforesaid) that are customarily borne by the representatives in initial public offerings managed by Merrill Lynch.

                 If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriter for all of its reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriter.

                 SECTION 5. Conditions of Underwriter's Obligations. The obligations of the Underwriter hereunder are subject to the accuracy of the representations and warranties of the Company and the Operating Partnership herein contained, to the performance by each of the Company and the Operating Partnership of its obligations hereunder, and to the following further conditions:

                          (a)  The Registration Statement, as amended, shall
have become effective on or prior to the date of this Agreement; and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. The price of the Securities and any price-related information previously omitted from the effective Registration Statement and any term sheet used pursuant to Rule 434 of the 1933 Act Regulations shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period and, prior to the Closing Time the Company shall have provided evidence satisfactory to the Underwriter of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective.

                          (b)  At Closing Time the Underwriter shall have
received:

                          (1) The favorable opinion, dated as of Closing Time, of Morrison & Foerster LLP, counsel for the Company, in form and substance, and subject to qualifications, exceptions and assumptions, satisfactory to counsel for the Underwriter, to the effect that:

                                  (i)  The Company has been duly organized and
         is validly existing as a corporation under the laws of the State of Maryland and is in good standing under the laws of the State of Maryland.

                                  (ii)  The Company is duly qualified as a
         foreign corporation to transact business in and is in good standing under the laws of each jurisdiction in which such qualification is required and permitted or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction.

                                  (iii)  Each of the Company, the Operating
         Partnership, Essex Bristol Partners, L.P., Essex Marina Cove, L.P., Essex San Ramon Partners, L.P. and Essex Sunpointe Limited, has been duly formed and is validly existing and in good standing under the laws of the jurisdiction of its origin, has the power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and, to such counsel's knowledge and information is duly qualified as a foreign entity to transact business in and is in good standing under the laws of each jurisdiction in which such qualification is required or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction; all of the outstanding ownership interests of each subsidiary of the Company have been duly authorized and validly issued, are fully paid, and the Company's ownership interest in each subsidiary of the Company is owned directly or through subsidiaries by the Company as described in the Prospectus, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                                  (iv)  Each of Essex Camarillo Corporation,
         Essex Camarillo L.P., Essex Meadowood Corporation, Essex Meadowood
         L.P.,

         Essex Treetops Corporation and Essex Treetops L.P. is in good standing under the laws of the jurisdiction of its origin.

                                  (v)  Each of the Company and the Operating
         Partnership has the power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and, each of the Company and the Operating Partnership, as the case may be, has the power and authority to enter into and perform its obligations under this Agreement and the Pricing Agreement.

                                  (vi)  The Securities have been duly
         authorized for issuance and sale to the Underwriter pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued, fully paid and non-assessable.

                                  (vii)  The Company has an authorized
         capitalization as set forth in the Prospectus, and the issued and outstanding shares of all classes of the Company's capital stock have been duly authorized and validly issued and are fully paid and non-assessable.

                                  (viii)  The issuance of the Securities is not
         subject to preemptive or other similar rights arising by operation of law, the Company's charter or bylaws or, to such counsel's knowledge, otherwise, other than the preemptive rights of Tiger/Westbrook, as described in the Prospectus, which have been waived.

                                  (ix)  The Securities conform in all material
         respects as to legal matters to the description thereof contained in the Prospectus and the form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable statutory requirements.

                                  (x)  This Agreement has been duly authorized,
         executed and delivered by the Company and the Operating Partnership.

                                  (xi)  The Pricing Agreement has been duly
         authorized, executed and delivered by the Company.

                                  (xii)  The Registration Statement is
         effective under the 1933 Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                                  (xiii)  At the time the Registration
         Statement became effective and at each Representation Date, the Registration Statement (other than the financial statements and supporting schedules and other financial data included therein, as to which no opinion need be rendered) complied as to form in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations.

                                  (xiv)  To such counsel's knowledge, there are
         no legal or governmental proceedings pending or threatened which are required to be disclosed in the Prospectus, other than those disclosed therein, and all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or to which any of their properties is subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material.

                                  (xv)  The statements in the Prospectus under
         the headings "Description of Common Stock," "Certain Provisions of the Company's Charter and Bylaws," "Federal Income Tax Considerations," "Description of Preferred Stock - Right of Tiger/Westbrook to Participate in Offerings," "Description of Capital Stock of the Company" and "Risk Factors - Risks Associated with Convertible Preferred Stock," to the extent that they constitute matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, have been reviewed by such counsel and are in all material respects accurate summaries and fairly and correctly represent in all material respects the information required with respect to such legal matters, documents or proceedings.

                                  (xvi)  To such counsel's knowledge, there are
         no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described in the Prospectus or to be filed as exhibits to the Registration Statement other than those described therein or filed as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

                                  (xvii)  No authorization, approval, consent
         or order of any court or governmental authority or agency is required in connection with the offering, issuance or sale of the Securities to the Underwriter, except such as may be required under the 1933 Act or the 1933 Act Regulations or securities laws of any state; and the execution, delivery and performance of this Agreement and the Pricing Agreement and the consummation of the sale of the Securities contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder will not result in any violation of the provisions of the Company's charter or bylaws or the organizational documents of any subsidiary, or any applicable law, administrative regulation or administrative or court decree, nor will any such action, to such counsel's knowledge, conflict with, or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary, as the case may be, pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any subsidiary is a party or by which any of them may be bound, or to which any of their properties or assets is subject.

                                  (xviii)  Except as disclosed in the
         Prospectus, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

                                  (xix)  Neither the Company nor any of its
         subsidiaries is an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                                  (xx)  The Company has qualified as a REIT
         under the Code as of the Closing Time and for its taxable years ended December 31, 1994, December 31, 1995 and December 31, 1996, and is organized in conformity with the requirements for qualification as a REIT under the Code and its present and proposed method of operation will enable it to meet the requirements for qualification as a REIT under the Code.

                                  (xxi)  Each document filed pursuant to the
         1934 Act (other than financial statements and schedules included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

                                  In giving its opinions, Morrison & Foerster
         LLP may rely as to matters of fact upon certificates of officers of the Company, its subsidiaries and the Operating Partnership, and as to matters of Maryland law on the opinion of Ballard Spahr Andrews & Ingersoll, which opinion shall be in form and substance satisfactory to counsel for the Underwriter.

                                  In addition such counsel shall state that
         they have participated in conferences with officers and other representatives of the Company, the Underwriter, counsel for the Underwriter and the Company's independent accountants, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although they are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus, and they have not made any independent check or verification thereof, on the basis of the foregoing, no facts have come to their attention that would lead them to believe that the Registration Statement, as amended, (except for financial statements and schedules and other financial or statistical data included therein, as to which counsel need make no statement), at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial or statistical data included therein, as to which counsel need make no statement), at the date of the Pricing Agreement and at the Closing Time, included any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                          (2) The favorable opinion, dated as of Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriter, with respect to the matters set forth in paragraph (xii), of subsection (b)(1) of this Section.

                          In addition such counsel shall state that they have participated in conferences with officers and other representatives of the Company, the Underwriter, counsel for the Company and the Company's independent accountants, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although they are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, and they have not made any independent check or verification thereof, on the basis of the foregoing, no facts have come to their attention that would lead them to believe that the Registration Statement, at the date of the Pricing Agreement and at the Closing Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it is first provided to the Underwriter for such use or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case counsel need express no opinion or belief with respect to the Incorporated Documents or the financial statements, schedules and other financial or statistical data included or incorporated by reference therein or excluded therefrom or the exhibits to the Registration Statement.

                          (c)  At Closing Time, there shall not have been,
since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company (or the Operating Partnership, as the case may be) and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Underwriter shall have received a certificate of the Chief Executive Officer and of the Chief Financial Officer of the Company (or, in the case of the Operating Partnership, the Company as the general partner of the Operating Partnership, as the case may be), dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company (or the Operating Partnership, as the case may be) has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) with respect to the certificate delivered by the Company only, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission. As used in this Section 5(c), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Securities.

                          (d)  At the time of the execution of this Agreement,
the Underwriter shall have received from KPMG Peat Marwick LLP a letter dated such date, in form and substance satisfactory to the Underwriter and the officers and directors of the Company, to the effect that (i) they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations; (ii) it is their opinion that the financial statements and supporting schedules included in the Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations; (iii) based upon limited procedures set forth in detail in such letter, and except as otherwise set forth in such letter, nothing has come to their attention which causes them to believe that
(A) at a specified date not more than five days prior to the date of this Agreement, there has been any change in capital stock or long-term debt of the Company or any decrease in consolidated net assets or stockholders' equity of the Company as compared with the amounts shown in the audited December 31, 1996 consolidated balance sheet of the Company included in the Registration Statement or, during the period from January 1, 1997 to a specified date not more than five days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues or net income of the Company, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or (B) the unaudited combined pro forma financial statements included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X of the Commission or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements; and (iv) in addition to the examination referred to in their opinion and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information included in the Registration Statement and Prospectus that are specified by the Underwriter, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company, or Essex Partners Properties, as the case may be, identified in such letter.

                          (e)  At Closing Time, the Underwriter and the
officers and directors of the Company shall have received from KPMG Peat Marwick LLP, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than five days prior to Closing Time and, to the further effect that they have carried out procedures as specified in clause (iv) of subsection (d) of this Section with respect to certain amounts, percentages and financial information specified by the Underwriter and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (iv).

                          (f)  At Closing Time the Securities shall be listed
on the New York Stock Exchange.

                          (g)  At Closing Time counsel for the Underwriter
shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

                          (h)  At Closing Time, any and all waivers and
consents necessary to consummate the offering of the Securities and the transactions contemplated by this Purchase Agreement shall have been received.

                          (i)  At Closing Time, the Company and any buyers of
the Securities shall have complied with Article EIGHTH, Section (a)(9) of the Company's charter.

If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriter by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 1, 6 and 7 shall survive any such termination and remain in full force and effect.

                 SECTION 6.  Indemnification.

                          (a)  The Company and the Operating Partnership,
jointly and severally agree to indemnify and hold harmless the Underwriter, its officers, directors, employees and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                                  (i)  against any and all loss, liability,
         claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                                  (ii)  against any and all loss, liability,
         claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental or regulatory agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

                                  (iii)  against any and all expense
         whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by the Underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that (i) this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus supplement or the

Prospectus (or any amendment or supplement thereto), and (ii) that the Company shall not be liable to the Underwriter under the indemnity agreement in this subsection (a) with respect to any preliminary prospectus or preliminary prospectus supplement to the extent that any such loss, claim, damage or liability of the Underwriter results from the fact the Underwriter sold Securities to a person as to whom there was not sent or given, at or prior to written confirmation of such sale, a copy of the Prospectus as then amended or supplemented in any case where such delivery is required by the 1933 Act if the Company has previously furnished copies thereof to the Underwriter and the loss, claim, damage or liability of the Underwriter results from an untrue statement or omission of a material fact contained in the preliminary prospectus or preliminary prospectus supplement which was corrected in the Prospectus or in the Prospectus as then amended or supplemented.

                          (b)  The Underwriter agrees to indemnify and hold
harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto). The Company acknowledges that the statements set forth in the first two sentences of the last paragraph of text on the cover page and in the second paragraph under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing by or on behalf of the Underwriter expressly for use in the Registration Statement relating to the Securities as originally filed or in any amendment thereof, any related preliminary prospectus supplement or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

                          (c)  Each indemnified party shall give notice as
promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have under this indemnity agreement to the extent such indemnifying party was not materially prejudiced by such failure or otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Underwriter, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                          (d)  If at any time an indemnified party shall have
requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if such indemnifying party (x) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (y) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

                 SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then the Company and the Operating Partnership, on the one hand, and the Underwriter on the other hand, shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by the Company and the Operating Partnership, on the one hand, and the Underwriter on the other hand, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriter on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause

(i) above but also the relative fault of the Company and the Operating Partnership on the one hand and of the Underwriter on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                 The relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriter on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company as set forth on the cover of the Prospectus and the total underwriting discount received by the Underwriter; provided, that, such underwriting discount shall be calculated by using the difference between (x) the price per share set forth in the Pricing Agreement at which the Underwriter purchased the Securities from the Company and (y) the actual price per share at which the Securities were sold to the public.

                 The relative fault of the Company and the Operating Partnership on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 The Company, the Operating Partnership and the Underwriter agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

                 Notwithstanding the provisions of this Section 7, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission.

                 No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                 For purposes of this Section 7, each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

                 SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement and the Pricing Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriter.

                 SECTION 9.  Termination of Agreement.

                          (a)  The Underwriter may terminate this Agreement, by
notice to the Company at any time at or prior to Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which is such as to make it, in the judgment of the Underwriter, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Common Stock has been suspended by the Commission, or if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either federal, New York or California authorities. As used in this Section 9(a), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Securities.

                          (b)  If this Agreement is terminated pursuant to this
Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

                 SECTION 10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be directed to Merrill

Lynch & Co., Murdock Plaza, 10900 Wilshire Boulevard, 9th Floor, Los Angeles, California 90024, attention of David Knowles; notices to the Company shall be directed to it at Essex Property Trust, Inc., 777 California Avenue, Palo Alto, California 94304, attention of Keith R. Guericke, with a copy to Morrison & Foerster LLP, 755 Page Mill Road, Palo Alto, California 94304-1018.

                 SECTION 11. Parties. This Agreement and the Pricing Agreement shall each inure to the benefit of and be binding upon the Underwriter, the Company and the Operating Partnership and their respective successors. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriter, the Company, the Operating Partnership and their respective successors and to the extent provided in Sections 6 and 7, the controlling persons and officers and directors referred to in such Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Underwriter, the Company and the Operating Partnership and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

                 SECTION 12. Governing Law and Time. This Agreement and the Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York time.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriter, the Company and the Operating Partnership in accordance with its terms.

                        Very truly yours,

                        ESSEX PROPERTY TRUST,INC.



                        By:       /s/Michael J. Schall
                            --------------------------------------------------
                        Name:   Michael J. Schall
                        Title:  Executive Vice President, Chief
                                Financial Officer and Secretary


                        ESSEX PORTFOLIO, L.P.



                        By:       /s/Keith R. Guericke
                           -------------------------------------------------
                        Name:   Keith R. Guericke
                        Title:  Chief Executive Officer
                                and President

CONFIRMED AND ACCEPTED,
  as of the date first above written:



MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated


By:   /s/S. Todd Canty
     --------------------------------------------------
     Name:    S. Todd Canty
     Title:   Vice President

                                                                       EXHIBIT A


                        2,000,000 Shares of Common Stock

                           ESSEX PROPERTY TRUST, INC.

                            (a Maryland corporation)

                         (Par Value $0.0001 Per Share)

                               PRICING AGREEMENT


                                 March 31, 1997


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
North Tower
World Financial Center
New York, New York  10281


Dear Sirs:

                 Reference is made to the Purchase Agreement dated March 31, 1997 (the "Purchase Agreement") among Essex Property Trust, Inc., a Maryland corporation (the "Company"), Essex Portfolio, L.P., and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter"). The Purchase Agreement provides for the purchase by the Underwriter from the Company, subject to the terms and conditions set forth therein, of the above shares of Common Stock (the "Securities") of the Company's Common Stock, par value $0.0001 per share.

                 Pursuant to Section 2 of the Purchase Agreement, the Company agrees with the Underwriter as follows:

                 (1) The purchase price per share for the Securities to be paid by the Underwriter shall be $29.125.

                 (2) The public offering price per share for the Securities shall be at market prices prevailing at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, but in no event less than $29.25 per share.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriter and the Company in accordance with its terms.



                              Very truly yours,

                              ESSEX PROPERTY TRUST, INC.


                              By:
                                  --------------------------------------
                                  Name:   Michael J. Schall
                                  Title:  Executive Vice President, Chief
                                          Financial Officer and Secretary


CONFIRMED AND ACCEPTED,
  as of the date first above written:



MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated


By:
     --------------------------------------
     Name:     S. Todd Canty
     Title:    Vice President